United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
June 4, 2018 (May 31, 2018)
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	16-1725106 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

In connection with the pending acquisition (the “Acquisition”) of Stewart Information Services Corporation, a Delaware corporation (“Stewart”) by Fidelity National Financial, Inc., a Delaware corporation (“FNF”), FNF received on May 31, 2018, a request for additional information and documentary material, often referred to as a “Second Request,” from the United States Federal Trade Commission (the “FTC”) in connection with the FTC’s Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) regulatory review of the Acquisition. The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after FNF and Stewart have substantially complied with the Second Request, unless that period is extended voluntarily by the parties or terminated sooner by the FTC.

Stewart and FNF have been working, and will continue to work, cooperatively with the FTC and continue to expect the Acquisition to close by the first or second quarter of 2019. Completion of the Acquisition remains subject to approval by Stewart stockholders, approvals from applicable federal, state and international regulators and satisfaction of other customary closing conditions.

Forward-Looking Statements and Risk Factors

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that Stewart stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the Acquisition may not be satisfied in a timely manner; the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF's Form 10-K, the Form S-4, and other filings with the Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the Acquisition. In connection with the Acquisition, FNF filed a registration statement on Form S-4, containing a proxy statement/prospectus with the SEC on May 30, 2018 (“FNF’s Form S-4”). STOCKHOLDERS OF FNF AND STEWART ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION. Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about FNF and Stewart, without charge, at the SEC’s website, sec.gov. Copies of documents filed with the SEC by FNF will be made available free of charge on FNF’s investor relations website. Copies of documents filed with the SEC by Stewart will be made available free of charge on Stewart’s investor relations website.

FNF and Stewart, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the Acquisition.  Information regarding the directors and executive officers of FNF is contained in FNF’s Form 10-K/A for the year ended December 31, 2017 filed with the SEC on April 26, 2018, FNF’s proxy statement filed with the SEC on May 2, 2018 and FNF’s Form S-4.  Information regarding Stewart’s directors and executive officers is contained in Stewart’s Form 10-K for the year ended December 31, 2017 filed with the SEC on February 28, 2018, Stewart’s proxy statement filed with the SEC on April 23, 2018 and FNF’s Form S-4.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	June 4, 2018	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel, and Corporate Secretary